SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

27.SUBSEQUENT EVENTS

In addition to the free charging program presented in Note 2(n), on February 9, 2026, a subsidiary of the Group announced free charging program for electric cars and free battery swapping program for e-scooters. Under this program, customers buying the Group’s electric cars are eligible for a certain number of free charging per month at charging stations operated by V-Green JSC for a period of up to three years, ending on February 10, 2029. Additional costs (if any) from this program will be funded by Mr. Pham. Customers buying the Group’s e-scooters are eligible for a certain number of free battery swaps per month through June 30, 2028.

There are no other matters or circumstances that have arisen since the consolidated balance sheet date that requires disclosure in consolidated financial statements of the Group.